Federated Short-Term Income Fund
A Portfolio of Federated Income Securities Trust
CLASS A SHARES (TICKER FTIAX)
INSTITUTIONAL SHARES (TICKER FSTYX)
SERVICE SHARES (TICKER FSTIX)
CLASS R6 SHARES (TICKER FSILX)

SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 2019
Changes have been made to the Frequent Trading Policy of Federated Short-Term Income Fund (the “Fund”) effective December 1, 2019.
1. Accordingly, please replace the “Frequent Trading Policies” disclosure in its entirety under “Account and Share Information,” with the following:
“Given the short-term nature of a majority of the Fund's investments, the Fund does not expect that short term trading will have material adverse consequences for the Fund or its shareholders. For these reasons, the Fund's Board has not adopted policies or procedures to deter short-term trading of the Fund's Shares. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have adverse consequences for the Fund or its shareholders, particularly long-term shareholders. Therefore, the Fund at all times reserves the right to refuse any purchase or exchange request for any reason, or to amend and disclose policies to specifically deter short term trading.
Other funds in the Federated family of funds may impose monitoring policies. Such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.
The Fund may invest in affiliated investment companies whose boards have determined not to adopt frequent trading policies for similar reasons as stated above. The Fund therefore may be exposed to potential adverse consequences of any frequent or short-term trading in such funds, to the extent of the Fund's investment therein.”
2. In addition, please delete the following disclosure that appears under “Exchange Privilege”:
“In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”
November 15, 2019
Federated Short-Term Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454912 (11/19)
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